[LOGO] Merrill Lynch  Investment Managers

Annual Report

May 31, 2002

Corporate
High Yield
Fund, Inc.

www.mlim.ml.com

                         CORPORATE HIGH YIELD FUND, INC.

The Benefits and
Risks of
Leveraging

Corporate High Yield Fund, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                   Corporate High Yield Fund, Inc., May 31, 2002

DEAR SHAREHOLDER

The High-Yield Market Overview

The six months ended May 31, 2002 were a time of volatility for the high-yield market. National and world events gripped the country's attention. The high-yield market, like equities, continued to be roiled by the aftermath of the events of September 11, 2001, recessionary fears, defaults and accounting scandals. The period began with a strong rebound from the September 2001 lows. High-yield spreads relative to comparable US Treasury bonds at that time had recovered to 877 basis points (8.77%) on November 30, 2001 from trough levels of 1,012 basis points on September 30, 2001. Earnings disappointments were the norm for much of the period, accompanied by lenders unwilling to continue funding weakened borrowers. The rate of defaults climbed. High-profile defaults, such as Enron Corporation's, were riveting. Enron bonds plummeted from investment grade to distressed with only the briefest pause in the mainstream high-yield market. As such, the direct effect from Enron was minimal on our market as a whole. However, the contamination effect was much greater, spreading to both high-yield and investment-grade companies, such as Mirant Corporation, Calpine Corporation and AES Corporation, and to telecommunications companies, such as WorldCom Group and Qwest Communications International Inc. Faith in corporate management was shaken further by scandals at investment-grade Tyco International and by management self-dealing and misrepresentation at high-yield cable television provider Adelphia Communications.

Through the market drama since November 30, 2001, the high-yield market, as measured by the unmanaged benchmark Credit Suisse First Boston (CSFB) High Yield Index continued its recovery, though at a moderating and uneven pace. The total return of the unmanaged CSFB High Yield Index for the six months ended May 31, 2002 was +3.84%, with price decreases more than offset by coupon earnings. Notably, this return was achieved during a period of negative returns in the equity markets, particularly the NASDAQ Composite Index, and in the ten-year US Treasury market. With the spread of the CSFB High Yield Index at 736 basis points over Treasury issues at May 31, 2002, the high-yield market spread is well above historical levels, which have averaged in the mid-500 basis point range. Given uncertain fundamentals and a still-high default rate, this higher-than-average spread appears reasonable, if not optimistic. Merrill Lynch's High Yield Strategy Group has developed a model to evaluate the relative attractiveness of high-yield issues, which currently suggests that the high-yield market is overvalued in the short term. We believe that the high-yield market in the near term will be choppy, reflecting negative headline sensitivity as well as perceived improvements and setbacks in the economy as it emerges from recession. A solid recovery for the high-yield market will require a clearly improved earnings picture, in our opinion.

Fund Performance

For the year and for the six months ended May 31, 2002, the Fund's total investment returns were -2.54% and +3.56%, respectively. This is based on a change in the per share net asset value from $9.22 to $7.85 for the year and from $8.09 to $7.85 for the six-month period, and assuming reinvestment of $1.15 and $0.54, respectively, per share income dividends. For the year and for the six months ended May 31, 2002, the Fund's net annualized yields were 14.36% and 13.26%, respectively.

For the six-month period ended May 31, 2002, the Fund approximated the return of the CSFB High Yield Index and outperformed the average fund in the Lipper category of leveraged closed-end funds. The Fund benefited during the period from several winning positions. U.S. Industries, Inc., the financially strained maker of Jacuzzis, achieved an asset sale that will give the company resources to avoid a near-term liquidity squeeze. LIN Holdings Corporation, a television broadcaster, had a successful initial public offering. On the other hand, the Fund was negatively affected during the period by its overweighted position in utilities, whose bond prices were hurt by the Enron and related scandals. On weakness in the market, we increased several positions in the utility sector as well as adding new holdings to the portfolio. We believe our holdings are in bonds of companies with favorable long-term prospects and limited risk of similar trading improprieties. Holdings in Adelphia Communications and other cable companies were hit by the disclosure of management self-dealing and accounting irregularities, including disclosure of substantial additional debt and overstatement of cable subscribers. We reduced our Adelphia holdings because of the uncertain quality of financial information and the expectation of a long restructuring period. We continued to hold other cable companies in the belief that these problems are unique to Adelphia Communications.

Leverage Strategy

The Fund was on average about 27% leveraged during the six-month period ended May 31, 2002, in our mid-20% comfort range. Thus, the Fund borrowed the equivalent of 27% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On May 31, 2002, the Fund was 23.6% leveraged, having borrowed $64.3 million at a borrowing cost of 2.1%. While leverage hurts total return in a weak market, the converse is also true. We believe that market timing is generally not successful. Such a strategy adds to incremental yield, but increases volatility both in weak and in strong markets. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

We have attempted to take advantage of current market volatility to add to positions in companies that we believe have favorable long-term fundamentals. We previously mentioned our purchase of utility bonds. We also established a position in bonds of Tyco International Ltd. at favorable prices, given our belief in the fundamental value of the company's businesses. Because of current unfavorable trends in US wireless communications companies, we have reduced our overweight in that sector and continue to maintain an underweighted position in telecommunications. We have avoided exposure in the retail and finance sectors because we believe that there is limited and uncertain asset protection in those sectors. We have significant market overweighted positions in utilities and energy, with more modest overweighted positions in leisure and manufacturing. At May 31, 2002, our holdings had an average rating that matched that of the benchmark CSFB High Yield Index.

In Conclusion

We thank you for your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ B. Daniel Evans

B. Daniel Evans
Vice President and Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

July 9, 2002

--------------------------------------------------------------------------------
We are pleased to announce that B. Daniel Evans has been named Portfolio
Manager of Corporate High Yield Fund, Inc. and is responsible for the day-to-day operations of the Fund along with Elizabeth M. Phillips. Mr. Evans has been employed by Merrill Lynch Investment Managers, L.P. since 1994.
--------------------------------------------------------------------------------


                                     2 & 3

                                   Corporate High Yield Fund, Inc., May 31, 2002

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                      S&P    Moody's     Face
INDUSTRIES          Ratings  Ratings    Amount                       Corporate Bonds                                   Value
=================================================================================================================================
Aerospace &                                        L-3 Communications Corp.:
Defense--2.3%         B+      Ba3     $1,850,000      10.375% due 5/01/2007                                          $  1,951,750
                      B+      Ba3      2,500,000      8.50% due 5/15/2008                                               2,625,000
                                                                                                                     ------------
                                                                                                                        4,576,750
=================================================================================================================================
Airlines--1.4%        A       B1         400,000   American Airlines, 7.80% due 10/01/2006                                392,314
                      BBB+    Ba2        590,909   Continental Airlines Inc., 7.033% due 6/15/2011                        559,206
                      B       B2       2,750,000   USAir Inc., 10.375% due 3/01/2013                                    1,763,446
                                                                                                                     ------------
                                                                                                                        2,714,966
=================================================================================================================================
Automotive--2.4%      BBB-    Baa3       600,000   Arvinmeritor, 8.75% due 3/01/2012                                      646,865
                      BB+     Ba2      2,050,000   AutoNation Inc., 9% due 8/01/2008                                    2,152,500
                      BB      Ba3      1,000,000   Dana Corporation, 9% due 8/15/2011                                   1,007,500
                      B       B2         508,000   Stoneridge Inc., 11.50% due 5/01/2012 (g)                              538,480
                      B       B3         250,000   United Auto Group Inc., 9.625% due 3/15/2012 (g)                       263,750
                                                                                                                     ------------
                                                                                                                        4,609,095
=================================================================================================================================
Broadcasting--4.6%    CCC+    B3       1,500,000   Acme Television/Finance, 10.875% due 9/30/2004                       1,533,750
                                                   Australis Media Ltd. (c)(d):
                      NR*     NR*        118,416      15.75% due 5/15/2003                                                      0
                      NR*     NR*      6,922,000      15.75% due 5/15/2003 (a)                                                  1
                      B+      B1         500,000   Corus Entertainment Inc., 8.75% due 3/01/2012 (g)                      515,625
                                                   Globo Comunicacoes e Participacoes, Ltd. (g):
                      B+      B1       2,250,000      10.50% due 12/20/2006                                             1,192,500
                      B+      B1         850,000      10.625% due 12/05/2008                                              433,500
                                                   LIN Holdings Corporation:
                      B-      Caa2       500,000      10.725%** due 3/01/2008                                             470,000
                      B-      Caa2     3,650,000      13.787%** due 3/01/2008                                           3,467,500
                      B-      B3       1,300,000   Salem Communications Holding Corporation, 9% due 7/01/2011           1,358,500
                                                                                                                     ------------
                                                                                                                        8,971,376
=================================================================================================================================
Cable--               CC      Ca       2,350,000   Callahan Nordrhein-Westfalen, 14% due 7/15/2010                        117,500
International--0.9%   D       C        2,125,000   NTL Communications Corporation, 7% due 12/15/2008                      541,875
                                                   TeleWest Communications PLC:
                      CCC-    Caa3     1,125,000      11% due 10/01/2007                                                  506,250
                      CCC-    Caa3       275,000      11.25% due 11/01/2008                                               123,750
                      C       Ca       5,925,000   United Pan-Europe Communications, 13.511%** due 2/01/2010 (c)          562,875
                                                                                                                     ------------
                                                                                                                        1,852,250
=================================================================================================================================
Cable--US--7.4%                                    CSC Holdings Inc.:
                      BB+     Ba2      1,750,000      8.125% due 8/15/2009                                              1,685,840
                      BB+     Ba2      1,800,000      7.625% due 4/01/2011                                              1,687,367
                                                   Charter Communications Holdings:
                      B+      B2       2,250,000      8.625% due 4/01/2009                                              1,923,750
                      B+      B2       1,000,000      10.75% due 10/01/2009                                               925,000
                      B+      B1       2,500,000   Echostar DBS Corporation, 9.125% due 1/15/2009 (g)                   2,512,500
                      B-      Caa1     2,575,000   Insight Communications, 12.25%** due 2/15/2011                       1,339,000
                      B+      B2       1,750,000   Insight MidWest, 10.50% due 11/01/2010                               1,780,625
                      D       Caa1     1,750,000   Olympus Communications LP/Capital Corp., 10.625%
                                                   due 11/15/2006 (c)                                                   1,417,500
                      B       Ba3      1,250,000   Panamsat Corporation, 8.50% due 2/01/2012 (g)                        1,253,125
                                                                                                                     ------------
                                                                                                                       14,524,707
=================================================================================================================================
Chemicals--4.6%                                    Equistar Chemicals LP:
                      BB+     B1       1,875,000      8.50% due 2/15/2004                                               1,871,719
                      BB+     B1         750,000      10.125% due 9/01/2008 (g)                                           736,875
                      B-      Caa1     1,250,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                        1,164,063
                      B-      Caa2     1,475,000   Huntsman ICI Holdings, 14.762%** due 12/31/2009                        361,375
                      BB-     B2       1,475,000   ISP Chemco., 10.25% due 7/01/2011                                    1,565,344
                      B+      B2       1,500,000   ISP Holdings Inc., 10.625% due 12/15/2009 (g)                        1,546,875
                      BB-     Ba3        900,000   MacDermid, Inc., 9.125% due 7/15/2011                                  958,500
                      BBB-    Ba1        750,000   Millennium America Inc., 9.25% due 6/15/2008                           776,250
                                                                                                                     ------------
                                                                                                                        8,981,001
=================================================================================================================================
Consumer Products--   B-      B3         250,000   Albecca Inc., 10.75% due 8/15/2008                                     277,812
4.2%                  BB+     Ba3      2,475,000   American Greetings, 11.75% due 7/15/2008                             2,685,375
                      B-      B2         900,000   Armkel LLC/Armkel Finance, 9.50% due 8/15/2009                         947,250
                      B-      B2       1,864,000   Chattem, Inc., 8.875% due 4/01/2008                                  1,882,640
                      D       NR*      1,500,000   Corning Consumer Products, 9.625% due 5/01/2008 (c)                     71,250
                      CCC+    Caa2     2,675,000   Samsonite Corporation, 10.75% due 6/15/2008 (g)                      2,273,750
                                                                                                                     ------------
                                                                                                                        8,138,077
=================================================================================================================================
Diversified Media--                                Primedia, Inc.:
3.6%                  B       B3       2,500,000      7.625% due 4/01/2008                                              1,875,000
                      B       B3       2,000,000      8.875% due 5/15/2011                                              1,560,000
                      BBB     Baa2       750,000   World Color Press Inc., 7.75% due 2/15/2009                            756,359
                      B       B2       4,020,000   Yell Finance BV, 13.017%** due 8/01/2011                             2,773,800
                                                                                                                     ------------
                                                                                                                        6,965,159
=================================================================================================================================
Energy--Exploration   B-      B3       1,725,000   Mission Resources Corporation, 10.875% due 4/01/2007                 1,552,500
& Production--2.5%    B+      B2         900,000   Nuevo Energy Company, 9.375% due 10/01/2010                            909,000
                      B+      B2         325,000   Stone Energy Corporation, 8.25% due 12/15/2011                         329,875
                      BB-     Ba3      1,500,000   Vintage Petroleum, 8.25% due 5/01/2012 (g)                           1,477,500
                      BB-     Ba3        675,000   Westport Resources Corporation, 8.25% due 11/01/2011                   695,250
                                                                                                                     ------------
                                                                                                                        4,964,125
=================================================================================================================================
Energy--Other--9.3%   B       B2       1,225,000   Dresser Inc., 9.375% due 4/15/2011                                   1,264,812
                                                   El Paso Energy Partners:
                      BB-     B1       1,775,000      8.50% due 6/01/2011                                               1,801,625
                      BB-     B1         225,000      8.50% due 6/01/2011 (g)                                             228,375
                                                   Hanover Equipment (g):
                      BB      Ba3        350,000      Trust A, 8.50% due 9/01/2008                                        344,750
                      BB      Ba3      1,750,000      Trust B, 8.75% due 9/01/2011                                      1,715,000
                      CCC     B3       3,500,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                            3,150,000


                                     4 & 5

                                   Corporate High Yield Fund, Inc., May 31, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                      S&P    Moody's     Face
INDUSTRIES          Ratings  Ratings    Amount                       Corporate Bonds                                   Value
=================================================================================================================================
Energy--Other         BBB-    Baa3    $2,000,000   Petroleum Geo-Services, 6.25% due 11/19/2003                      $  1,720,000
(concluded)           BB      Ba3      2,750,000   Port Arthur Finance Corporation, 12.50% due 1/15/2009                3,193,437
                      B+      B2       2,225,000   Tesoro Petroleum Corp., 9% due 7/01/2008                             2,058,125
                      B       B2         950,000   Trico Marine Services, 8.875% due 5/15/2012 (g)                        957,125
                      B-      B3       2,000,000   United Refining Co., 10.75% due 6/15/2007                            1,625,000
                                                                                                                     ------------
                                                                                                                       18,058,249
=================================================================================================================================
Financial--0.5%       NR*     Caa3     4,500,000   Amresco Inc., 9.875% due 3/15/2005 (c)                                 990,000
=================================================================================================================================
Food/Tobacco--        B       B3         525,000   American Seafood Group LLC, 10.125% due 4/15/2010                      533,531
4.9%                  CCC     Caa1     2,000,000   Aurora Foods Inc., 8.75% due 7/01/2008                               1,290,000
                      B+      Ba3        525,000   Constellation Brands Inc., 8.125% due 1/15/2012                        537,469
                      B+      B2       2,000,000   Cott Beverages Inc., 8% due 12/15/2011                               2,027,500
                      CCC+    Caa1     2,000,000   New World Pasta Company, 9.25% due 2/15/2009                         1,960,000
                      BB      Ba1      2,750,000   Tricon Global Restaurants, Inc., 8.875% due 4/15/2011                2,921,875
                      NR*     NR*      1,350,000   Vlasic Foods International Inc., 10.25% due 7/01/2009 (c)              202,500
                                                                                                                     ------------
                                                                                                                        9,472,875
=================================================================================================================================
Foreign Government                                 Federal Republic of Brazil:
Obligations--1.4%     BB-     B1       1,250,000      14.50% due 10/15/2009                                             1,246,875
                      BB-     B1       2,000,000      10.125% due 5/15/2027                                             1,390,000
                                                                                                                     ------------
                                                                                                                        2,636,875
=================================================================================================================================
Gaming--8.5%          B+      B1       1,125,000   Boyd Gaming Corporation, 8.75% due 4/15/2012 (g)                     1,164,375
                      NR*     NR*      3,615,000   GB Property Funding Corp., 11% due 9/29/2005                         3,036,600
                      B       B2         800,000   Isle of Capri Casinos, 9% due 3/15/2012 (g)                            832,000
                      NR*     NR*        563,917   Jazz Casino Company LLC, 4.788% due 3/31/2008 (b)                      360,907
                      BB+     Ba2      2,250,000   Park Place Entertainment, 7.875% due 3/15/2010 (g)                   2,241,562
                      B       B2       1,250,000   Resort International Hotel/Casino, 11.50% due 3/15/2009 (g)          1,182,812
                                                   Sun International Hotels:
                      B+      B2       1,125,000      8.875% due 8/15/2011                                              1,155,938
                      B+      B2       1,125,000      8.875% due 8/15/2011 (g)                                          1,155,938
                                                   Venetian Casino/LV Sands:
                      B-      Caa1       750,000      12.25% due 11/15/2004                                               796,125
                      CCC+    Caa3     2,500,000      14.25% due 11/15/2005                                             2,678,750
                      B-      Caa1     1,850,000      11% due 6/15/2010 (g)                                             1,919,375
                                                                                                                     ------------
                                                                                                                       16,524,382
=================================================================================================================================
Health Care--6.5%     B-      Caa1     4,250,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006                   4,250,000
                      CCC+    B3       1,750,000   Extendicare Health Services, 9.35% due 12/15/2007                    1,680,000
                      B       B3         525,000   Fisher Scientific International, 8.125% due 5/01/2012 (g)              525,000
                      B+      Ba2      2,050,000   Fresenius Medical Capital, Trust II, 7.875% due 2/01/2008            2,003,875
                      CCC+    B3       1,500,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                        1,531,875
                      B-      B3       2,625,000   Magellan Health Services, 9% due 2/15/2008                           2,034,375
                      B+      B3         575,000   Pacificare Health System, 10.75% due 6/01/2009 (g)                     593,687
                                                                                                                     ------------
                                                                                                                       12,618,812
=================================================================================================================================
Housing--6.3%         B       B2       4,400,000   Building Materials Corporation, 8% due 12/01/2008                    3,602,500
                      BB-     Ba3      5,250,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                    5,381,250
                      CCC+    B3         800,000   US Industries Inc., 7.125% due 10/15/2003                              736,000
                      CCC+    B3       2,475,000   USI American Holdings Inc., 7.25% due 12/01/2006                     2,128,500
                      NR*     NR*        325,000   WCI Communities Inc., 9.125% due 5/01/2012 (g)                         334,750
                                                                                                                     ------------
                                                                                                                       12,183,000
=================================================================================================================================
Information           B+      B1       2,250,000   Amkor Technology Inc., 9.25% due 5/01/2006                           2,241,562
Technology--2.4%      CCC+    Caa1     2,222,000   SCG Holdings Corporation, 12% due 8/01/2009                          1,710,940
                      BB      Ba3        750,000   Solectron Corporation, 9.625% due 2/15/2009                            763,125
                                                                                                                     ------------
                                                                                                                        4,715,627
=================================================================================================================================
Leisure--8.5%         BB-     Ba3      1,950,000   Felcor Lodging LP, 9.50% due 9/15/2008                               2,032,875
                      BB-     Ba3      2,250,000   HMH Properties, Inc., 8.45% due 12/01/2008                           2,255,625
                      BBB-    Ba1      1,300,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                       1,338,093
                      BB-     Ba3      1,500,000   Host Marriott LP, 8.375% due 2/15/2006                               1,500,000
                      BBB-    Ba1      1,250,000   ITT Corporation (New), 7.75% due 11/15/2025                          1,091,578
                                                   Intrawest Corporation:
                      B+      B1       1,450,000      9.75% due 8/15/2008                                               1,522,500
                      B+      B1       2,400,000      10.50% due 2/01/2010                                              2,592,000
                                                   Meristar Hospitality Corp.:
                      B+      B1         700,000      9% due 1/15/2008                                                    707,000
                      B+      B1         475,000      10.50% due 6/15/2009 (g)                                            502,312
                      B       B3       2,675,000   Six Flags Inc., 9.50% due 2/01/2009                                  2,768,625
                      B       B2         325,000   Vail Resorts Inc., 8.75% due 5/15/2009                                 331,500
                                                                                                                     ------------
                                                                                                                       16,642,108
=================================================================================================================================
Manufacturing--5.6%   B-      B3       1,800,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                         1,665,000
                      B-      Caa1     2,000,000   Eagle-Picher Industries, 9.375% due 3/01/2008                        1,660,000
                      B-      Caa2     3,750,000   Foamex LP, 13.50% due 8/15/2005                                      3,862,500
                      B+      B3         325,000   NMHG Holding Company, 10% due 5/15/2009 (g)                            333,125
                      B       B2       1,000,000   Terex Corporation, 9.25% due 7/15/2011                               1,050,000
                      B       B3         600,000   Trimas Corporation, 9.875% due 6/15/2012 (g)                           612,000
                      BBB     Baa2     1,900,000   Tyco International Group, SA, 6.375% due 2/15/2006                   1,730,364
                                                                                                                     ------------
                                                                                                                       10,912,989
=================================================================================================================================
Metal--Other--2.7%    B-      B3       4,203,551   Great Lakes Carbon Corp., 10.25% due 5/15/2008 (d)                   3,026,557
                      BB      Ba3      2,100,000   Luscar Coal Ltd., 9.75% due 10/15/2011                               2,252,250
                                                                                                                     ------------
                                                                                                                        5,278,807
=================================================================================================================================
Metals/Minerals--     B       B2         650,000   Ucar Finance Inc., 10.25% due 2/15/2012 (g)                            679,250
0.3%
=================================================================================================================================


                                     6 & 7

                                   Corporate High Yield Fund, Inc., May 31, 2002

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                      S&P    Moody's     Face
INDUSTRIES          Ratings  Ratings    Amount                       Corporate Bonds                                   Value
=================================================================================================================================
Packaging--2.6%       B+      B2      $  250,000   Graphic Packaging Corporation, 8.625% due 2/15/2012 (g)           $    261,250
                      BB      B2       2,500,000   Owens-Brockway Glass Container, 8.875% due 2/15/2009 (g)             2,587,500
                      B-      Caa1       925,000   Pliant Corporation, 13% due 6/01/2010                                  962,000
                      CCC+    Caa1     1,500,000   US Can Corporation, 12.375% due 10/01/2010                           1,308,750
                                                                                                                     ------------
                                                                                                                        5,119,500
=================================================================================================================================
Paper--4.9%           B-      B3       2,900,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (d)                   3,139,250
                      B+      Ba2        975,000   Caraustar Industries Inc., 9.875% due 4/01/2011                      1,048,125
                                                   Doman Industries Limited:
                      C       Ca       4,500,000      8.75% due 3/15/2004 (c)                                           1,035,000
                      CCC-    Caa2     1,500,000      12% due 7/01/2004                                                 1,381,875
                      C       Ca         400,000      9.25% due 11/15/2007 (c)                                             92,000
                      BB+     Ba2      2,000,000   Norske Skog of Canada, 8.625% due 6/15/2011                          2,040,000
                      BB+     Ba1        825,000   Tembec Industries Inc., 7.75% due 3/15/2012                            806,438
                                                                                                                     ------------
                                                                                                                        9,542,688
=================================================================================================================================
Services--3.0%        B+      Ba2        300,000   Airgas Inc., 9.125% due 10/01/2011                                     324,375
                      B       B2         650,000   Coinmach Corporation, 9% due 2/01/2010 (g)                             675,187
                      NR*     NR*      4,000,000   Mid-American Waste Systems, Inc., 12.25% due 2/15/2003 (c)                   0
                      CCC     Ca       3,750,000   Neff Corp., 10.25% due 6/01/2008                                     2,343,750
                      B-      B3       2,550,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                        2,550,000
                                                                                                                     ------------
                                                                                                                        5,893,312
=================================================================================================================================
Steel--1.2%           NR*     B1       1,800,000   Oregon Steel Mills, 11% due 6/15/2003                                1,795,500
                      B-      Caa2     1,075,000   WCI Steel Inc., 10% due 12/01/2004                                     559,000
                                                                                                                     ------------
                                                                                                                        2,354,500
=================================================================================================================================
Telecommunications--  B-      B3       2,200,000   Fairpoint Communications, 12.50% due 5/01/2010                       2,134,000
2.1%                  BB      Ba2        775,000   Qwest Capital Funding, 5.875% due 8/03/2004                            669,922
                      BB      Ba2      2,650,000   WorldCom, Inc., 7.50% due 5/15/2011                                  1,298,500
                                                                                                                     ------------
                                                                                                                        4,102,422
=================================================================================================================================
Transportation--4.2%  D       NR*      3,750,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (c)(g)                     712,500
                      B+      B1       2,425,000   Sea Containers Ltd., 12.50% due 12/01/2004                           2,358,313
                      BB-     B1       3,000,000   TFM, SA de CV, 11.974%** due 6/15/2009                               2,745,000
                      BB-     Ba2      1,600,000   Teekay Shipping Corporation, 8.875% due 7/15/2011                    1,672,000
                      B+      B2       1,000,000   Transportacion Maritima Mexicana, SA de CV, 10.25% due 11/15/2006      760,000
                      NR*     NR*      1,548,185   Trism, Inc., 12% due 2/15/2005 (c)                                      30,964
                                                                                                                     ------------
                                                                                                                        8,278,777
=================================================================================================================================
Utility--13.8%                                     AES Corporation:
                      BB      Ba1        400,000      8.75% due 12/15/2002                                                382,000
                      B+      Ba2      3,175,000      8.375% due 8/15/2007                                              1,889,125
                      BB      Ba1      3,750,000      9.375% due 9/15/2010                                              2,906,250
                      BB      Ba1        100,000      8.875% due 2/15/2011                                                 75,000
                      B+      B1         400,000   AES Drax Energy Ltd., 11.50% due 8/30/2010                             152,000
                      BB+     Ba1      2,250,000   Avista Corporation, 9.75% due 6/01/2008                              2,448,128
                                                   CMS Energy Corporation:
                      BB      Ba3        550,000      7.50% due 1/15/2009                                                 511,500
                      BB      Ba3        425,000      8.50% due 4/15/2011                                                 408,000
                      B+      B1       2,275,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008                   1,865,500
                                                   Calpine Corporation:
                      B+      B1       1,000,000      8.25% due 8/15/2005                                                 878,750
                      B+      B1          25,000      4% due 12/26/2006 (Convertible) (g)                                  22,219
                      B+      B1       1,000,000      8.625% due 8/15/2010                                                836,250
                      BB      Ba1      2,000,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011                1,919,060
                      BBB-    Ba1      2,750,000   Mirant Americas Generating Inc., 8.30% due 5/01/2011                 2,420,000
                      BB-     Ba2      3,400,000   Mission Energy Holdings, 13.50% due 7/15/2008                        3,536,000
                      BB      Ba2        500,000   Sierra Pacific Power Company, 8% due 6/01/2008                         472,239
                      BBB-    Ba2      5,028,811   Tucson Electric & Power Co., 10.211% due 1/01/2009 (e)(f)            5,305,395
                      BB-     Ba2        825,000   Western Resources Inc., 9.75% due 5/01/2007 (g)                        811,596
                                                                                                                     ------------
                                                                                                                       26,839,012
=================================================================================================================================
Wireless              B-      Caa1     3,475,000   American Tower Corporation, 9.375% due 2/01/2009                     2,397,750
Communications--      B       B3       1,350,000   Crown Castle International Corp., 9.375% due 8/01/2011               1,086,750
5.1%                  B       Caa1     2,641,000   Loral Cyberstar Inc., 10% due 7/15/2006                              1,901,520
                      D       Ca       5,250,000   McCaw International Ltd., 12.836%** due 4/15/2007 (c)                  157,500
                      B       B3       1,575,000   Nextel Communications, Inc., 9.50% due 2/01/2011                       996,187
                      CCC+    B3       3,500,000   Nextel Partners Inc., 12.576%** due 2/01/2009                        1,645,000
                      B-      NR*      1,143,902   Telesystem International Wireless, 14% due 12/30/2003                  938,000
                      CCC+    B3         997,000   Western Wireless Corp., 10.50% due 2/01/2007                           772,675
                                                                                                                     ------------
                                                                                                                        9,895,382
=================================================================================================================================
Wireless              B-      Caa1     3,750,000   Millicom International Cellular SA, 13.50% due 6/01/2006             2,100,000
Communications--      D       Ca       1,700,000   Nextel International Inc., 12.75% due 8/01/2010 (c)                     51,000
International--1.1%                                                                                                  ------------
                                                                                                                        2,151,000
=================================================================================================================================
                                                   Total Investments in Corporate Bonds
                                                   (Cost--$293,433,005)--128.8%                                       251,187,073
=================================================================================================================================


                                          Shares
                                           Held                                 Common Stocks                           Value
=================================================================================================================================
Automotive--0.0%                           3,000   Allied Signal Litigation Trust (c)                                           0
                                           3,000   Breed Creditors Litigation Trust (c)                                         0
                                                                                                                     ------------
                                                                                                                                0
=================================================================================================================================
Food/Tobacco--                            53,132   Aurora Foods Inc. (c)(g)                                               112,640
0.0%
=================================================================================================================================
Gaming--0.3%                             176,712   GB Holdings Inc. (Class A) (c)                                         471,821
                                          11,596   JCC Holding Company (c)                                                 52,182
                                                                                                                     ------------
                                                                                                                          524,003
=================================================================================================================================


                                      8 & 9

                                   Corporate High Yield Fund, Inc., May 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                          Shares
INDUSTRIES                                 Held                                 Common Stocks                           Value
=================================================================================================================================
Leisure--0.3%                            171,974   On Command Corporation (c)                                       $     515,922
=================================================================================================================================
Steel--0.3%                              148,969   Metal Management, Inc. (c)                                             521,392
=================================================================================================================================
Transportation--0.0%                      98,052   Trism, Inc. (c)                                                          1,961
=================================================================================================================================
                                                   Total Investments in Common Stocks (Cost--$9,064,194)--0.9%          1,675,918
=================================================================================================================================

                                                                                Warrants (h)
=================================================================================================================================
Food & Drug--0.0%                          3,745   Grand Union Co.                                                              4
=================================================================================================================================
Leisure--0.0%                             61,014   On Command Corporation                                                   6,101
=================================================================================================================================
Packaging--0.0%                            2,500   Pliant Corporation                                                      25,000
=================================================================================================================================
Paper--0.0%                                3,250   APP China Group Ltd. (g)                                                     0
=================================================================================================================================
Steel--0.0%                                1,750   Republic Technologies                                                       18
=================================================================================================================================
Wireless                                   6,208   Comunicacion Celular SA (g)                                                776
Communications--0.0%                      21,115   Loral Space & Communications                                            21,115
                                                                                                                    -------------
                                                                                                                           21,891
=================================================================================================================================
                                                   Total Investments in Warrants (Cost--$721,605)--0.0%                    53,014
=================================================================================================================================
                                                   Total Investments (Cost--$303,218,804)--129.7%                     252,916,005

                                                   Liabilities in Excess of Other Assets--(29.7%)                     (57,853,949)
                                                                                                                    -------------
                                                   Net Assets--100.0%                                               $ 195,062,056
                                                                                                                    =============
=================================================================================================================================

 *    Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(b)   Floating rate note.
(c)   Non-income producing security.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(e) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $5,305,000, representing 2.7% of net assets.

-------------------------------------------------------------------------------
                                        Acquisition
Issue                                     Dates          Cost          Value
-------------------------------------------------------------------------------

Tucson Electric & Power Co., 10.211%
due 1/01/2009                           6/25/1993-
                                        7/28/1993     $ 4,725,128   $ 5,305,395
-------------------------------------------------------------------------------
Total                                                 $ 4,725,128   $ 5,305,395
                                                      ===========   ===========
-------------------------------------------------------------------------------

(f)   Subject to principal paydowns.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of May 31, 2002
=====================================================================================================================
Assets:        Investments, at value (including securities loaned of $4,037,500)
               (identified cost--$303,218,804) ....................................                    $  252,916,005
               Investments held as collateral for loaned securities, at value .....                         4,385,000
               Receivables:
                     Securities sold ..............................................   $    7,772,078
                     Interest .....................................................        7,257,035       15,029,113
                                                                                      --------------
               Prepaid expenses and other assets ..................................                           157,448
                                                                                                       --------------
               Total assets .......................................................                       272,487,566
                                                                                                       --------------
=====================================================================================================================
Liabilities:   Loans ..............................................................                        64,300,000
               Collateral on securities loaned, at value ..........................                         4,385,000
               Payables:
                     Securities purchased .........................................        7,451,943
                     Custodian bank ...............................................          869,838
                     Investment adviser ...........................................          100,805
                     Interest on loans ............................................           50,938
                     Dividends to shareholders ....................................               57        8,473,581
                                                                                      --------------
               Accrued expenses and other liabilities .............................                           266,929
                                                                                                       --------------
               Total liabilities ..................................................                        77,425,510
                                                                                                       --------------
=====================================================================================================================
Net Assets:    Net assets .........................................................                    $  195,062,056
                                                                                                       ==============
=====================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ........                    $    2,486,399
               Paid-in capital in excess of par ...................................                       342,284,177
               Undistributed investment income--net ...............................   $    4,468,226
               Accumulated realized capital losses on investments--net ............     (103,873,947)
               Unrealized depreciation on investments--net ........................      (50,302,799)
                                                                                      --------------
               Total accumulated losses--net ......................................                      (149,708,520)
                                                                                                       --------------
               Total--Equivalent to $7.85 per share based on 24,863,991 shares
                of capital stock outstanding (market price--$8.36) ................                    $  195,062,056
                                                                                                       ==============
=====================================================================================================================

See Notes to Financial Statements.


                                 10 & 11

                                   Corporate High Yield Fund, Inc., May 31, 2002

STATEMENT OF OPERATIONS

                     For the Year Ended May 31, 2002
=======================================================================================================================
Investment Income:   Interest ........................................................                    $  32,892,699
                     Securities lending--net .........................................                            2,904
                     Other ...........................................................                          253,009
                                                                                                          -------------
                     Total income ....................................................                       33,148,612
                                                                                                          -------------
=======================================================================================================================
Expenses:            Loan interest expense ...........................................   $   2,029,333
                     Investment advisory fees ........................................       1,349,651
                     Borrowing costs .................................................         199,154
                     Professional fees ...............................................         172,156
                     Accounting services .............................................          88,226
                     Transfer agent fees .............................................          68,825
                     Listing fees ....................................................          53,293
                     Directors' fees and expenses ....................................          46,223
                     Printing and shareholder reports ................................          36,990
                     Custodian fees ..................................................          17,635
                     Pricing services ................................................          17,063
                     Other ...........................................................          31,303
                                                                                         -------------
                     Total expenses ..................................................                        4,109,852
                                                                                                          -------------
                     Investment income--net ..........................................                       29,038,760
                                                                                                          -------------
=======================================================================================================================
Realized &           Realized loss on investments--net ...............................                      (59,190,327)
Unrealized Gain      Change in unrealized depreciation on investments--net ...........                       24,460,273
(Loss) On                                                                                                 -------------
Investments--Net:    Total realized and unrealized loss on investments--net ..........                      (34,730,054)
                                                                                                          -------------
                     Net Decrease in Net Assets Resulting from Operations ............                    $  (5,691,294)
                                                                                                          =============
=======================================================================================================================

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Year Ended May 31,
                                                                                         ------------------------------
                     Increase (Decrease) in Net Assets:                                       2002             2001
=======================================================================================================================
Operations:          Investment income--net ..........................................   $  29,038,760    $  30,677,346
                     Realized loss on investments--net ...............................     (59,190,327)     (19,112,082)
                     Change in unrealized depreciation on investments--net ...........      24,460,273       (7,841,261)
                                                                                         -------------    -------------
                     Net increase (decrease) in net assets resulting from operations .      (5,691,294)       3,724,003
                                                                                         -------------    -------------
=======================================================================================================================
Dividends to         Dividends to shareholders from investment income--net ...........     (28,170,188)     (30,941,574)
Shareholders:                                                                            -------------    -------------
=======================================================================================================================
Capital Stock        Value of shares issued to Common Stock shareholders
Transactions:        in reinvestment of dividends ....................................       4,418,746        2,634,312
                                                                                         -------------    -------------
=======================================================================================================================
Net Assets:          Total decrease in net assets ....................................     (29,442,736)     (24,583,259)
                     Beginning of year ...............................................     224,504,792      249,088,051
                                                                                         -------------    -------------
                     End of year* ....................................................   $ 195,062,056    $ 224,504,792
                                                                                         =============    =============
=======================================================================================================================
                    *Undistributed investment income--net ............................   $   4,468,226    $   3,915,578
                                                                                         =============    =============
=======================================================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                        For the Year Ended May 31, 2002
=======================================================================================================================
Cash Provided by        Net decrease in net assets resulting from operations ..........................   $  (5,691,294)
Operating Activities:   Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                           Decrease in receivables ....................................................         405,756
                           Increase in other assets ...................................................         (37,127)
                           Increase in other liabilities ..............................................         815,246
                           Realized and unrealized loss on investments--net ...........................      34,730,054
                           Amortization of discount ...................................................      (6,475,933)
                                                                                                          -------------
                        Net cash provided by operating activities .....................................      23,746,702
                                                                                                          -------------
=======================================================================================================================
Cash Provided by        Proceeds from sales of long-term investments ..................................     173,526,401
Investing Activities:   Purchases of long-term investments ............................................    (162,302,651)
                        Proceeds from sales and maturities of short-term investments--net .............           9,927
                                                                                                          -------------
                        Net cash provided by investing activities .....................................      11,233,677
                                                                                                          -------------
=======================================================================================================================
Cash Used for           Cash receipts from borrowings .................................................     118,300,000
Financing Activities:   Cash payments on borrowings ...................................................    (129,800,000)
                        Dividend paid to shareholders .................................................     (23,751,385)
                                                                                                          -------------
                        Net cash used for financing activities ........................................     (35,251,385)
                                                                                                          -------------
=======================================================================================================================
Cash:                   Net decrease in cash ..........................................................        (271,006)
                        Cash at beginning of year .....................................................         271,006
                                                                                                          -------------
                        Cash at end of year ...........................................................   $          --
                                                                                                          =============
=======================================================================================================================
Cash Flow               Cash paid for interest ........................................................   $   2,298,098
Information:                                                                                              =============
=======================================================================================================================
Non-Cash Financing      Reinvestment of dividends paid to shareholders ................................   $   4,418,746
Activities:                                                                                               =============
=======================================================================================================================

See Notes to Financial Statements.


                                    12 & 13

                                   Corporate High Yield Fund, Inc., May 31, 2002

FINANCIAL HIGHLIGHTS


                     The following per share data and ratios have been
                     derived from information provided in the
                     financial statements.                                              For the Year Ended May 31,
                                                                         -------------------------------------------------------
                     Increase (Decrease) in Net Asset Value:               2002        2001        2000        1999      1998
================================================================================================================================
Per Share            Net asset value, beginning of year ...............  $   9.22    $  10.35    $  12.12    $  13.95   $  13.74
Operating                                                                --------    --------    --------    --------   --------
Performance:         Investment income--net+ ..........................      1.18        1.27        1.30        1.41       1.42
                     Realized and unrealized gain (loss) on
                     investments--net .................................     (1.40)      (1.12)      (1.75)      (1.71)       .25
                                                                         --------    --------    --------    --------   --------
                     Total from investment operations .................      (.22)        .15        (.45)       (.30)      1.67
                                                                         --------    --------    --------    --------   --------
                     Less dividends and distributions:
                       Investment income--net .........................     (1.15)      (1.28)      (1.32)      (1.42)     (1.46)
                       In excess of realized gain on investments--net .        --          --          --        (.11)        --
                                                                         --------    --------    --------    --------   --------
                     Total dividends and distributions ................     (1.15)      (1.28)      (1.32)      (1.53)     (1.46)
                                                                         --------    --------    --------    --------   --------
                     Net asset value, end of year .....................  $   7.85    $   9.22    $  10.35    $  12.12   $  13.95
                                                                         ========    ========    ========    ========   ========
                     Market price per share, end of year ..............  $   8.36    $   9.66    $   9.25    $12.1875   $14.1875
                                                                         ========    ========    ========    ========   ========
================================================================================================================================
Total Investment     Based on market price per share ..................     (.93%)     19.36%     (13.82%)     (2.82%)    11.33%
Return:*                                                                 ========    ========    ========    ========   ========
                     Based on net asset value per share ...............    (2.54%)      1.81%      (3.04%)     (1.71%)    12.53%
                                                                         ========    ========    ========    ========   ========
================================================================================================================================
Ratios to Average    Expenses, excluding interest expense .............     1.03%        .88%        .91%        .88%       .64%
Net Assets:                                                              ========    ========    ========    ========   ========
                     Expenses .........................................     2.04%       3.10%       2.88%       2.65%      1.45%
                                                                         ========    ========    ========    ========   ========
                     Investment income--net ...........................    14.38%      12.93%      11.34%      11.22%      8.71%
                                                                         ========    ========    ========    ========   ========
================================================================================================================================
Leverage:            Amount of borrowings outstanding, end of
                     year (in thousands) ..............................  $ 64,300    $ 75,800    $ 81,300    $ 88,600   $ 70,300
                                                                         ========    ========    ========    ========   ========
                     Average amount of borrowings outstanding during
                     the year (in thousands) ..........................  $ 67,962    $ 80,709    $ 89,162    $ 93,258   $ 52,080
                                                                         ========    ========    ========    ========   ========
                     Average amount of borrowings outstanding per
                     share during the year ............................  $   2.76    $   3.34    $   3.71    $   3.93   $   2.26
                                                                         ========    ========    ========    ========   ========
================================================================================================================================
Supplemental         Net assets, end of year (in thousands) ...........  $195,062    $224,505    $249,088    $290,267   $326,929
Data:                                                                    ========    ========    ========    ========   ========
                     Portfolio turnover ...............................    64.72%      54.65%      51.50%      48.80%     55.42%
                                                                         ========    ========    ========    ========   ========
================================================================================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a


                                    14 & 15

                                   Corporate High Yield Fund, Inc., May 31, 2002
specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $2,424,942 increase in cost of securities (which, in turn, results in a corresponding $2,424,942 increase in net unrealized depreciation and a corresponding $2,424,942 increase in undistributed net investment income), based on securities held by the Fund as of May 31, 2001.

The effect of this change for the year ended May 31, 2002 was to increase net investment income by $1,624,669, increase net unrealized depreciation by $1,182,164 and increase net realized capital losses by $2,867,447. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the US Government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,740,866 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of May 31, 2002, cash collateral of $1,317,932 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $3,067,068 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended May 31, 2002, QA Advisors received $78 in securities lending agent fees.

For the year ended May 31, 2002, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $2,364 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $18,563 in commissions on the execution of portfolio security transactions for the Fund for the year ended May 31, 2002.

For the year ended May 31, 2002, the Fund reimbursed FAM $9,585 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2002 were $169,754,594 and $180,648,479, respectively.

Net realized gains (losses) for the year ended May 31, 2002 and net unrealized losses as of May 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                   Realized         Unrealized
                                                 Gains (Losses)       Losses
--------------------------------------------------------------------------------
Long-term investments ......................     $(59,206,227)     $(50,302,799)
Options purchased ..........................           15,900                --
                                                 ------------      ------------
Total ......................................     $(59,190,327)     $(50,302,799)
                                                 ============      ============
--------------------------------------------------------------------------------

As of May 31, 2002, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $50,297,644, of which $10,330,092 related to appreciated securities and $60,627,736 related to depreciated securities. The aggregate cost of investments at May 31, 2002 for Federal income tax purposes was $303,213,649.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended May 31, 2002 and May 31, 2001 increased by 526,465 and 275,312, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 30, 2002, the Fund renewed its $130,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a


                                    16 & 17

                                   Corporate High Yield Fund, Inc., May 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

Base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) the issuance of commercial paper notes by certain Lenders at rates of interest based upon the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the year ended May 31, 2002, the average amount borrowed was approximately $67,962,000 and the daily weighted average interest rate was 3.00%. For the year ended May 31, 2002, facility and commitment fees aggregated approximately $199,000.

As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders.

6. Distributions to Shareholders:

On June 6, 2002, an ordinary income dividend of $.079793 was declared. The dividend was paid on June 28, 2002, to shareholders of record on June 17, 2002.

The tax character of distributions paid during the fiscal years ended May 31, 2002 and May 31, 2001 was as follows:

--------------------------------------------------------------------------------
                                                   5/31/2002          5/31/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $28,170,188        $30,941,574
                                                  -----------        -----------
Total taxable distributions ..............        $28,170,188        $30,941,574
                                                  ===========        ===========
--------------------------------------------------------------------------------

As of May 31, 2002, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ......................       $   4,840,258
Undistributed long-term capital gains--net ..............                  --
                                                                -------------
Total undistributed earnings--net .......................           4,840,258
Capital loss carryforward ...............................         (60,836,422)*
Unrealized losses--net ..................................         (93,712,356)**
                                                                -------------
Total accumulated losses--net ...........................       $(149,708,520)
                                                                =============
--------------------------------------------------------------------------------

 * On May 31, 2002, the Fund had a net capital loss carryforward of approximately $60,836,422, of which $8,610,863 expires in 2007, $6,559,915 expires in 2008, $15,861,666 expires in 2009 and $29,803,978 expires in
      2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the cumulative interest and additional accrual on securities in default and the deferral of post-October capital losses for tax purposes.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Corporate High Yield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund, Inc. as of May 31, 2002, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund, Inc. as of May 31, 2002, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
July 15, 2002


                                    18 & 19

                                   Corporate High Yield Fund, Inc., May 31, 2002

PORTFOLIO INFORMATION (unaudited)

                                                                                                                  Percent of
                     As of May 31, 2002                                                                Long-Term Investments
============================================================================================================================
Top Ten Holdings     AES Corporation                  AES is a worldwide power producer with operations
                                                      in the United States, Europe, Latin America and
                                                      Asia. Electricity generation and sales are
                                                      primarily to wholesale customers, though the
                                                      company has a direct distribution business to end
                                                      users.                                                            2.1%
----------------------------------------------------------------------------------------------------------------------------
                     Forest City Enterprises Inc.     Forest City is a diversified real estate
                                                      developer. The company develops, acquires, owns
                                                      and manages commercial and residential real estate
                                                      projects in 21 states and the District of
                                                      Columbia.                                                         2.1
----------------------------------------------------------------------------------------------------------------------------
                     Tucson Electric & Power Co.      This electric utility serves Tucson, Arizona and
                                                      surrounding areas. Our bonds are secured lease
                                                      obligation bonds on the company's Springerville
                                                      coal-fired power generation plant.                                2.1
----------------------------------------------------------------------------------------------------------------------------
                     Venetian Casino                  This casino/resort on the Las Vegas Strip has an
                                                      old Venice theme and decor and targets the
                                                      convention market.                                                2.1
----------------------------------------------------------------------------------------------------------------------------
                     L-3 Communications Corp.         The company is a supplier of secure communications
                                                      systems, avionics, telemetry, instrumentation and
                                                      other communications and support services.
                                                      Customers include aerospace contractors and the
                                                      United States military and federal agencies.                      1.8
----------------------------------------------------------------------------------------------------------------------------
                     ALARIS Medical                   Alaris Medical, a health care products company, manufactures
                     Systems, Inc.                    intravenous infusion therapy products and periodic
                                                      patient monitoring instruments. Brand names include
                                                      IMED, IVAC and Instrumedix.                                       1.7
----------------------------------------------------------------------------------------------------------------------------
                     Intrawest Corporation            Intrawest develops and operates village-centered
                                                      resorts across North America. The company owns 10
                                                      mountain resorts, including Whistler/Blackcomb in
                                                      British Columbia, Mont Tremblant in Quebec,
                                                      Stratton in Vermont and Copper Mountain in
                                                      Colorado. The company also has other
                                                      vacation/resort interests.                                        1.6
----------------------------------------------------------------------------------------------------------------------------
                     LIN Holdings Corporation         LIN owns and operates eight network-affiliated
                                                      television stations. The company also provides
                                                      programming and marketing services for four other
                                                      stations and operates low-power television
                                                      stations and satellite broadcasting facilities. In
                                                      addition, LIN offers a weather forecasting service
                                                      for cable systems.                                                1.6
----------------------------------------------------------------------------------------------------------------------------
                     Foamex LP                        Foamex is the largest manufacturer of flexible
                                                      polyurethane and polymer foam products in North
                                                      America. Products are used in automotive, carpet
                                                      cushion, cushioning, furniture, consumer products
                                                      and technical applications markets.                               1.5
----------------------------------------------------------------------------------------------------------------------------
                     Calpine Corporation              Calpine owns, develops and operates power generation
                                                      facilities, as well as selling electricity in the
                                                      United States. The company also provides thermal
                                                      energy for industrial customers.                                  1.4
----------------------------------------------------------------------------------------------------------------------------

Portfolio Profile

The quality ratings of securities in the Fund as of May 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating                                                 Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa............................................................           4%
BB/Ba..............................................................          28
B/B................................................................          52
CCC/Caa or Lower...................................................          13
NR (Not Rated).....................................................           3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Top Five Industries                                                 Total Assets
--------------------------------------------------------------------------------
Utility............................................................         9.8%
Energy--Other......................................................         6.6
Leisure............................................................         6.3
Gaming.............................................................         6.3
Cable--US..........................................................         5.3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada.............................................................         7.2%
Norway.............................................................         1.9
Brazil.............................................................         1.7
Bahamas............................................................         1.6
Luxembourg.........................................................         1.5
--------------------------------------------------------------------------------
* All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings*                                          Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings.............................................        18.2%
Emerging Market Holdings...........................................         3.6
--------------------------------------------------------------------------------
*     All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
Average Portfolio Maturity                                             6.4 Years
--------------------------------------------------------------------------------


                                    20 & 21

                                   Corporate High Yield Fund, Inc., May 31, 2002
OFFICERS AND DIRECTORS

                                                                                                          Number of
                                                                                                        Portfolios in      Other
                                            Position(s)   Length                                         Fund Complex  Directorships
                                               Held       of Time  Principal Occupation(s)               Overseen by      Held by
Name                   Address & Age        with Fund     Served   During Past 5 Years                     Director       Director
------------------------------------------------------------------------------------------------------------------------------------
             Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*    800 Scudders Mill Road   President    1999 to   Chairman, Americas Region              127 Funds        None
                   Plainsboro, NJ 08536     and          present   since 2001, and Executive            184 Portfolios
                   Age: 61                  Director               Vice President since 1983 of
                                                                   Fund Asset Management, L.P.
                                                                   ("FAM") and Merrill Lynch
                                                                   Investment Managers, L.P.
                                                                   ("MLIM"); President of
                                                                   Merrill Lynch Mutual Funds
                                                                   since 1999; President of FAM
                                                                   Distributors, Inc. ("FAMD")
                                                                   since 1986 and Director
                                                                   thereof since 1991; Executive
                                                                   Vice President and Director
                                                                   of Princeton Services, Inc.
                                                                   ("Princeton Services") since
                                                                   1993; President of Princeton
                                                                   Administrators, L.P. since
                                                                   1988; Director of Financial
                                                                   Data Services, Inc. since
                                                                   1985.
                  ==================================================================================================================
                  *Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and
                   Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton
                   Services; and President of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                   As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.
                  ==================================================================================================================


                                                                                                          Number of
                                                                                                        Portfolios in      Other
                                              Position(s)  Length                                        Fund Complex  Directorships
                                                 Held      of Time    Principal Occupation(s)             Overseen by     Held by
Name                       Address & Age       with Fund   Served*    During Past 5 Years                   Director      Director
------------------------------------------------------------------------------------------------------------------------------------
             Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills              P.O. Box 98             Director   1994 to    Member of Committee on Investment    43 Funds      Duke Man-
                        Rapidan, VA 22733                  present    of Employee Benefit Assets of the  71 Portfolios   agement
                        Age: 67                                       Association for Financial                          Company;
                                                                      Professional since 1986.                           Kimco
                                                                                                                         Realty;
                                                                                                                         Montpelier
                                                                                                                         Foundation
====================================================================================================================================
Robert S. Salomon, Jr.  106 Dolphin Cove Quay   Director   1997 to    Principal of STI Management          43 Funds      Common-
                        Stamford, CT 06902                 present    since 1994.                        71 Portfolios   Fund;
                        Age: 65                                                                                          Investment
                                                                                                                         Manage-
                                                                                                                         ment
                                                                                                                         Workshop
====================================================================================================================================
Melvin R. Seiden        780 Third Avenue,       Director   1981 to    Director, Silbanc Properties,        43 Funds      Silbanc
                        Suite 2502                         present    Ltd. (real estate, investment and  71 Portfolios   Properties,
                        New York, NY 10017                            consulting) since 1987; Chairman                   Ltd.
                        Age: 71                                       and President of Seiden & de
                                                                      Cuevas, Inc. (private investment
                                                                      firm) from 1964 to 1987.
====================================================================================================================================
Stephen B. Swensrud     88 Broad Street,        Director   1983 to    Chairman, Fernwood Advisors since    43 Funds      Interna-
                        2nd Floor                          present    1996.                              71 Portfolios   tional
                        Boston, MA 02110                                                                                 Mobile
                        Age: 68                                                                                          Communi-
                                                                                                                         cations,
                                                                                                                         Inc.
                      ==============================================================================================================
                       *The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                      ==============================================================================================================


                                            Position(s)  Length
                                              Held       of Time
Name                   Address & Age        with Fund    Served*           Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
             Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke        P.O. Box 9011                Vice         1993 to        First Vice President of FAM and MLIM since 1997
                       Princeton, NJ 08543-9011     President    present        and Treasurer thereof since 1999; Senior Vice
                       Age: 41                      and          and 1999 to    President and Treasurer of Princeton Services
                                                    Treasurer    present        since 1999; Vice President of FAMD since 1999;
                                                                                Vice President of FAM and MLIM from 1990 to 1997;
                                                                                Director of Taxation of MLIM since 1990.
====================================================================================================================================
B. Daniel Evans        P.O. Box 9011                Vice         2002 to        Director of MLIM since 2000; Vice President of
                       Princeton, NJ 08543-9011     President    present        MLIM from 1995 to 2000; Portfolio Manager of FAM
                       Age: 57                                                  and MLIM since 2001.
====================================================================================================================================
Elizabeth M. Phillips  P.O. Box 9011                Vice         1993 to        Director of MLIM since 2001; Vice President of
                       Princeton, NJ 08543-9011     President    present        MLIM from 1990 to 2001; Portfolio Manager of FAM
                       Age: 51                                                  and MLIM since 1993.
====================================================================================================================================
David W. Clayton       P.O. Box 9011                Secretary    2002 to        Vice President of MLIM since 2000; Attorney in
                       Princeton, NJ 08543-9011                  present        private  practice from 1995 to 2000.
                       Age: 34
                      ==============================================================================================================
                      *Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================
                       Custodian                                                Transfer Agent                           NYSE Symbol

                       J.P. Morgan Chase Bank                                   Equiserve Trust Company, N.A.            COY
                       Global Securities Services                               150 Royall Street
                       4 Chase MetroTech Center, 18th Floor                     Canton, MA 02021
                       Brooklyn, NY 11245


                                    22 & 23

[LOGO] Merrill Lynch  Investment Managers

                                                               [GRAPHIC OMITTED]

Corporate High Yield Fund, Inc. seeks to provide shareholders with as high a level of current income as is consistent with reasonable risk, as determined by the Fund's investment adviser, by investing principally in fixed income securities that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #16718--5/02